SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               November 6, 2002
                               ----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                             SEVEN VENTURES, INC.
                             --------------------
            (Exact Name of Registrant as Specified in its Charter)

       Nevada                    33-1026-D                  87-0425514
       ------                    ---------                  ----------
   (State or other       (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                     4685 South Highland Drive, Suite 202
                          Salt Lake City, Utah 84117
                          --------------------------
                   (Address of Principal Executive Offices)

                                (801) 278-9424
                                --------------
                         Registrant's Telephone Number

                        5525 South 900 East, Suite 110
                          Salt Lake City, Utah 84117
                          --------------------------
         (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99.1                    Press Release
         99.2                    Letter of Intent

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

     See Exhibit 99.1, Press Release dated November 7, 2002, a copy of which is attached hereto and incorporated herein by reference.



                                       SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SEVEN VENTURES, INC.



Date: 11/6/02                         By /s/ Jeff Keith
     --------                         ----------------------
                                      Jeff Keith
                                      President and Director